CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

Subcontractor:	Sparton DeLeon Springs, LLC.

Effective Date:	4-Dec-14

Subcontract Number:	ERAPS014-243

Subcontract Modification:	Mod 002 FY15 53F Lot Transfer and ADAR 101B

Mod Effective Date:	23-Sep-15

Customer:	US Navy- NAVAIR

Customer Contract Number:	N00421-14-D-0025 DO 002, 003, 004

Program:	Mk-84, 36B, Q125, 62E, 53F, 101B

Total Contract Value:	[______]	Fee	Funded 100%

USSI:	[______]	[______]	[______]	[______]

Sparton:	[______]	[______]	[______]	$81,090,384.07

This subcontract is entered into by and between ERAPSCO (“ERAPSCO” or “Buyer”), a general partnership comprised of Sparton DeLeon Springs, LLC. and UnderSea Sensor Systems Inc. (“USSI” or “Seller”), with offices located at 4868 East Park 30 Drive, Columbia City, Indiana 46725 and Sparton DeLeon Springs,
LLC., 5612 Johnson Lake Road, DeLeon Springs, Florida 32130 (“Sparton” or “Seller”). As such, ERAPSCO provides authorization for the Seller to perform requirements identified in the attached customer contract and as summarized herein.

This subcontract is entered into by and between ERAPSCO (“ERAPSCO” or “Buyer”), a general partnership comprised of Sparton Electronics Florida, Inc. and UnderSea Sensor Systems Inc. (“USSI” or “Seller”), with offices located at 4868 East Park 30 Drive, Columbia City, Indiana 46725 and Sparton Electronics Florida, Inc., 5612 Johnson Lake Road, DeLeon Springs, Florida 32130 (“Sparton” or “Seller”). As such, ERAPSCO provides authorization for the Seller to perform requirements identified in the attached customer contract and as summarized herein.

ERAPSCO/ STS	Sparton DeLeon Springs, LLC

By:	/s/	By:	/s/

Name	David Jost	Name	Mark Belyea

Title:	General Manager	Title:	Contract Manager

Date	9/28/2015	Date	9/28/2015

A Sparton DeLeon Springs, LLC. and Ultra Electronics UnderSea Sensor Systems Joint Venture 4868 East Park 30 Drive, Columbia City, Indiana 46725

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

Customer Information
Customer Name:	US Navy Navair		Technical Contact:		Tim Perry
Contract Contact:	Jim Smith		Phone:	812-863-7070 209
Phone:	301-757-5255		Email:	tim.perry@navy.mil
Email:	james.m.smith@navy.mil		Bid Number:		FY14 IDIQ

End User:	US Navy

Contract Terms
Contract Type:	FFP
Period of Performance:	12/4/14	to	9/22/2017
Shipping Terms:	FCA Plant		Freight Forwarder:		N/A
Payment Terms:	PBP; Net 30		Export License Required:			No

Product Information
Product Description:	Q125		Quantity:	[_________]
Price:	[_________]	Delivery Date:	12/4/2014	to	12/5/2017
Product Specifications:	MAC PSS REVD CHG0
Packaging Specifications: Section D and Appendix C

Product Description:	MK-84		Quantity:	[_________]
Price:	[_________]	Delivery Date:	12/4/2014	to	12/5/2016
Product Specifications: MARK 84 MOD1 REV- CHG0
Packaging Specifications: Section D and Appendix C

Product Description:	36B		Quantity:	[_________]
Price:	[_________]	Delivery Date:	12/4/2014	to	12/5/2016
Product Specifications:	PSS REVC CHG0
Packaging Specifications: Section D and Appendix C

Product Description:	53F		Quantity:	[_________]
Price:	[_________]	Delivery Date:	3/13/2015	to	3/13/2017
Product Specifications:	PSS REVC CHG0
Packaging Specifications: Section D and Appendix C

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

Product Description:	62E		Quantity:	[_________]
Price:	[_________]	Delivery Date:	3/13/2015	to	3/13/2017
Product Specifications:	PSS REVC CHG0
Packaging Specifications: Section D and Appendix C

Product Description:	101B		Quantity:	[_________]
Price:	[_________]	Delivery Date:	9/22/2015	to	9/22/2017
Product Specifications:	PSS REVC CHG0 and HAASW REVG CHG0
Packaging Specifications: Section D and Appendix C

Miscellaneous Comments
See Tracking Sheet for Delivery Schedule, PBPs, and CDRL Data Items
Mod 1- Adds [_______] Q125s, [_______] 53Fs, and [_______] 62Es.
Mod 2-Transfers [____] lot of 53F's ([_____] units) from Sparton to USSI. Sparton's PBPs to be reduced
10% at start of build and the remaining 90% divided equally between the remaining three payments.
Award of [_____] 101B

A Sparton DeLeon Springs, LLC. and Ultra Electronics UnderSea Sensor Systems Joint Venture 4868 East Park 30 Drive, Columbia City, Indiana 46725